UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2022

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6551 Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487
(Address of Principal Executive Office) (Zip Code)

(561) 998-2232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCRN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02          Results of Operations and Financial Condition.

On September 14, 2022, Cross Country Healthcare, Inc. (the “Company”) announced that it is revising its guidance for the third quarter of 2022 with respect to revenue, Adjusted EBITDA, and Adjusted EPS guidance as follows:

	Prior Guidance Q3 2022 Range	Updated Guidance Q3 2022 Range	Year-over-Year Change	Sequential Change

Revenue	$605 million - $615 million	$615 million - $625 million	64% - 67%	(18)% – (17)%

Adjusted EBITDA*(1)	$55.0 million - $60.0 million	$58.0 million - $63.0 million	93% -109%	(31)% - (25)%

Adjusted EPS*(2)	$0.85 - $0.95	$0.90 - $1.00	$0.29 - $0.39	($0.50) – ($0.40)

Remaining guidance will not be revised from what was originally reported.

*Adjusted EBITDA and Adjusted EPS are non-GAAP measures, which represent measures that do not conform to U.S. generally accepted accounting principles (“GAAP”). Such non-GAAP financial measures are provided as additional information and should not be considered substitutes for, or superior to, financial measures calculated in accordance with GAAP. Management believes these non-GAAP measures are useful to investors when evaluating the Company's performance as they exclude certain items that management believes are not indicative of the Company's operating performance. Such non-GAAP financial measures may differ materially from the non-GAAP financial measures used by other companies.

The Company has not provided reconciliations of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because such reconciliations are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from the non-GAAP measures.

(1)
Adjusted EBITDA is defined as net income (loss) attributable to common stockholders before interest expense, income tax expense (benefit), depreciation and amortization, acquisition and integration-related costs, restructuring (benefits) costs, legal settlements and fees, impairment charges, gain or loss on derivative, loss on early extinguishment of debt, gain or loss on disposal of fixed assets, gain or loss on lease termination, gain or loss on sale of business, other expense (income), net, equity compensation, and applicant tracking system costs. Adjusted EBITDA should not be considered a measure of financial performance under GAAP. Management presents Adjusted EBITDA because it believes that Adjusted EBITDA is a useful supplement to net income attributable to common stockholders as an indicator of operating performance. Management uses Adjusted EBITDA for planning purposes and as one performance measure in its incentive programs for certain members of its management team. Adjusted EBITDA, as defined, closely matches the operating measure as defined by the Company's credit facilities. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by the Company's consolidated revenue.

(2)
Adjusted EPS is defined as net income (loss) attributable to common stockholders per diluted share before the diluted EPS impact of acquisition and integration-related costs, restructuring (benefits) costs, legal settlements and fees, impairment charges, gain or loss on derivative, loss on early extinguishment of debt, gain or loss on sale of business, applicant tracking system costs, and nonrecurring income tax adjustments. Adjusted EPS should not be considered a measure of financial performance under GAAP. Management presents Adjusted EPS because it believes that Adjusted EPS is a useful supplement to its reported EPS as an indicator of operating performance. Management believes it provides a more useful comparison of the Company's underlying business performance from period to period and is more representative of the future earnings capacity of the Company.

Item 7.01          Regulation FD Disclosure.

As previously announced, the Company will host its Investor Relations Day today, September 14, 2022, at the IPIC Theatre, 301 Plaza Real, Boca Raton, FL 33432 at 10:00 am Eastern Time, or live via webcast at https://ir.crosscountryhealthcare.com/investor-day. The event will also be available for replay by visiting the Investor Relations section of the Company’s website at ir.crosscountryhealthcare.com.

Materials used in conjunction with the Investor Relations Day webcast are furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 is presented as of the particular dates referenced therein, and except as may be required by applicable law, the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided therein.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section. Furthermore, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Website addresses are included as inactive textual references only. The information contained on the websites referenced herein is not incorporated into this Current Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Investor Day Presentation, dated September 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated:	September 14, 2022	By:	/s/ William J. Burns
William J. Burns
Executive Vice President & Chief Financial Officer